DREYFUS INDEX FUNDS
                         DREYFUS S&P 500 INDEX FUND
                          DREYFUS MIDCAP INDEX FUND
                     DREYFUS SMALL CAP STOCK INDEX FUND
                   DREYFUS INTERNATIONAL STOCK INDEX FUND
                               COMBINED PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              JANUARY 15, 1998

                          AS REVISED MARCH 12, 1998

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and, collectively, the "Funds"), dated January 15, 1998, as it may be revised from time to time. Dreyfus S&P 500 Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund are series of Dreyfus Index Funds, Inc. (the "Company"), an open-end management investment company, and Dreyfus MidCap Index Fund is a separate open-end, management investment company. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

                       TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies                 B-2
Management of the Funds                                      B-9
Management Agreements                                        B-14
Shareholder Services Plan                                    B-17
Purchase of Shares                                           B-18
Redemption of Shares                                         B-18
Shareholder Services                                         B-20
Determination of Net Asset Value                             B-21
Dividends, Distributions and Taxes                           B-21
Portfolio Transactions                                       B-23
Performance Information                                      B-24
Information About the Funds                                  B-25
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                           B-26
Financial Statements and Reports of Independent Auditors     B-26
Appendix                                                     B-27

                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Description of the Funds" and "Appendix."

Other Portfolio Securities

     Money Market Instruments. Each Fund may invest, in the circumstances described under "Description of the Funds - Management Policies" in the Funds' Prospectus, in the following types of money market instruments.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Funds' custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations. Each Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by Dreyfus to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, each Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. Each Fund may invest in Derivatives (as defined in the Funds' Prospectus) in anticipation of taking a market position when, in the opinion of Dreyfus, available cash balances do not permit an economically efficient trade in the cash market, or to maintain liquidity while simulating full investment by the Fund. Derivatives may provide a cheaper, quicker or more specifically focused way for the Funds to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Engaging in futures transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the ability of Dreyfus to predict correctly movements in the direction of the relevant market and to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

     Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Dreyfus International Stock Index Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Investment Restrictions

     Dreyfus S&P 500 Index Fund. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Dreyfus S&P 500 Index Fund may not:

     1. Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     2. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     3. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     4. Borrow money, except from banks (which, if permitted by applicable regulatory authority, may be from Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, affiliates of Dreyfus) for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9.   Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's 500 Composite Stock Price Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus S&P 500 Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns) or (iv) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

                                   *  *  *

     Dreyfus MidCap Index Fund. The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Dreyfus MidCap Index Fund may not:

     11. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets

     12. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     13. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     14. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     15. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     16. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     17. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     18. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     19. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     20.  Purchase, sell or write puts, calls or combinations thereof.

     21. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's MidCap 400 Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, Dreyfus MidCap Index Fund may not (i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or (iii) sell securities short, but reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).

                                   *  *  *

     Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund. Each of these Funds has adopted investment restrictions numbered 1 through 8 below as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Dreyfus Small Cap Stock Index Fund nor Dreyfus International Stock Index Fund may:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange commission and the Company's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of its assets in the securities of issuers in any single industry (except to the extent the Fund's benchmark Index as described in the Prospectus also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3 and 9 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

    10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

    11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                   *  *  *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of its shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of the Fund's shares in the state involved.


                           MANAGEMENT OF THE FUNDS

     Board members and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Funds

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, Staffing Resources, Inc., a temporary placement agency; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and International Alliance Services, Inc., a provider of various outsourcing functions for small and medium size companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is c/o AT&T One Oak Way, Berkley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.

EHUD HOUMINER, Board Member.  Since July 1991, Professor and Executive-in-
     Residence at the Columbia Business School, Columbia
     University. Since January 1996, principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a Director of Avnet Inc. He is 57 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of National Health Laboratories Inc., Bionaire Inc. and Good Samaritan Health Systems, Inc. He is 74 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 68 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. For more than five years prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He is 52 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 72 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the plan described in the section captioned "Shareholder Services Plan" remains in effect with respect to a Fund, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Each of the Company and Dreyfus MidCap Index Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and Dreyfus MidCap Index Fund for the fiscal year ended October 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                                       Total Compensation
                         Aggregate                     From the Funds and
Name of Board            Compensation From the         Fund Complex
Member                   Funds*                        Paid to Board Member

                                   Dreyfus MidCap
                         Company   Index Fund

Joseph S. DiMartino      $8,438    $5,625              $517,075 (94)

David P. Feldman         $6,750    $4,500              $122,257 (27)

John M. Fraser, Jr.      $6,250    $4,000              $ 73,563 (12)

Ehud Houminer            $6,250    $4,500              $ 48,769 (12)

David J. Mahoney         $4,750    $3,000              $ 40,312 (14)

Gloria Messinger         $6,750    $4,500              $ 11,444 (4)

Jack R. Meyer            $6,250    $4,000              $ 18,868 (4)

John Szarkowski          $6,250    $4,000              $ 21,377 (4)

Anne Wexler              $6,750    $4,500              $ 62,034 (16)

____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $864 and $5,219 for all Board members as a group for the Company and Dreyfus MidCap Index Fund, respectively.


Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 40 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. She has been employed by the Distributor since September 1995. She is 27 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and a Director of GE Investment Services. He is 36 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

     The address of each officer is 200 Park Avenue, New York, New York
10166.

     Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on December 1, 1997.

     The following shareholders are known by the Fund to own of record 5% or more of the Dreyfus S&P 500 Index Fund's shares of common stock outstanding on December 1, 1997: (1) Nationwide Qualified Plans VAR A/C c/o IPO CO67, P.O. Box 182029, Columbus, OH 43218-2029 (24.46%); (2) Charles Schwab & Co.
Inc. - Reinvest Account-Attention Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (20.09%); (3) Dreyfus Trust Company TTEE - FDC Incentive Savings Plan - First Data Corp., 1 Cabot Road, Medford, MA 02155-5141 (9.01%) (4) Wachovia Bank NA - TTEE U/A 3/16/59 with Duke Power Co. for Stock Purchase Savings Program, 301 N. Main Street, Winston Salem, NC 27150 (6.77%).

     The following shareholders are known by the Fund to own of record 5% or more of the Dreyfus MidCap Index Fund's shares of common stock outstanding on December 1, 1997: (1) Charles Schwab & Co., Inc. - Reinvest Account - Attention Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (27.34%); (2) MAC & Co. A/C# CFKF682L002 - Mellon Bank, NA - Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198 (6.03%).

     The following shareholder is known by the Fund to own of record 5% or more of each of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's shares of common stock outstanding on December 1, 1997:
MBCIC c/o Mellon Bank - Attention Michael Botsford, 919 N. Market Street, Wilmington, DE 19801-3023 (91.93%) and (97.50%). respectively.


                            MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Funds."

     Management Agreements. Dreyfus provides management services pursuant to separate Management Agreements (the "Management Agreement") dated November 13, 1995, amended as of June 30, 1997, with the Company and Dreyfus MidCap Index Fund, respectively. As to each Fund, the Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders of Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund at a meeting held on November 3, 1995, and was last approved by the Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on April 30, 1997. As to each Fund, the Management Agreement is terminable without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of such Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.

     Dreyfus manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Board. Dreyfus is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. The primary portfolio manager for Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund is Steven
A. Falci. He has held that position since November 13, 1995 with respect to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund, and since the inception of Dreyfus Small Cap Stock Index Fund and has been employed by The Dreyfus Corporation since June 30, 1997 pursuant to a dual employee agreement between The Dreyfus Corporation and Mellon Equity Associates, an affiliate of The Dreyfus Corporation. Mr. Falci has been employed by Mellon Equity Associates since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX. The primary portfolio manager for Dreyfus International Stock Index Fund is Susan Ellison. She has held that position since the inception of the Fund and has been employed by The Dreyfus Corporation since August 1996 pursuant to a dual employee agreement between The Dreyfus Corporation and Mellon Capital Management Corporation, an affiliate of The Dreyfus Corporation. Ms. Ellison has been employed by Mellon Capital Management Corporation since June 1988. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by Dreyfus.

     Dreyfus maintains office facilities on behalf of the Funds, and furnishes the Funds statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Funds are borne by Dreyfus, except management fees, taxes, interest, brokerage fees and commissions, if any, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Fund and to the non-interested Board members, Shareholder Services Plan fees, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Company has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of each of Dreyfus S&P 500 Index Fund's and Dreyfus Small Cap Stock Index Fund's average daily net assets and .35 of 1% of the value of Dreyfus International Stock Index Fund's average daily net assets, and Dreyfus MidCap Index Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .25 of 1% of the value of its average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. With respect to each Fund, Dreyfus has agreed to reduce its management fee in an amount equal to the Fund's allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members.

     Prior to January 1, 1997, the Company had agreed to pay Dreyfus a monthly management fee at the annual rate of .295 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets, and Dreyfus had agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus S&P 500 Index Fund's average daily net assets. Prior to June 30, 1997, Dreyfus MidCap Index Fund had agreed to pay Dreyfus a monthly management fee at the annual rate of
 .395 of 1% of the value of the Fund's average daily net assets, and Dreyfus agreed to pay Mellon Equity Associates, pursuant to an index management agreement terminated as of June 30, 1997, a monthly index management fee at the annual rate of .095 of 1% of the value of Dreyfus MidCap Index Fund's average daily net assets. For the period from November 13, 1995 (effective date of each Management Agreement) through October 31, 1996, and the fiscal year ended October 31, 1997, the management fees paid to Dreyfus amounted to $1,329,105 and $1,985,430 (after Dreyfus waived receipt of $429,005), respectively, for Dreyfus S&P 500 Index Fund and $329,970 (after Dreyfus waived receipt of $252,887) and $494,374 (after Dreyfus waived receipt of $187,440), respectively, for Dreyfus MidCap Index Fund. For the periods from November 13, 1995 (effective date of each index management agreement) through October 31, 1996, and November 1, 1996 through June 30, 1997 (Date of termination of each index management agreement), the index management fees paid to Mellon Equity Associates by Dreyfus amounted to $428,017 and $313,295, respectively, for Dreyfus S&P 500 Index Fund and $70,139 and $117,950, respectively, for Dreyfus MidCap Index Fund. For the period June 30, 1997 (commencement of operations of Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund) through October 31, 1997, the management fees paid to Dreyfus amounted to $14,487 for Dreyfus Small Cap Stock Index Fund and $11,776 for Dreyfus International Stock Index Fund.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of a Fund's net assets increases.

     Prior Agreements. From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as Dreyfus S&P 500 Index Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, Dreyfus S&P 500 Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the prior index management agreement), the index management fees payable to WFNIA by Dreyfus S&P 500 Index Fund amounted to $280,472 and $11,274, respectively.

     Prior to November 13, 1995, Dreyfus served as Dreyfus S&P 500 Index Fund's administrator pursuant to an administration agreement with the Company and not as the Company's investment adviser. As compensation for its administrative services, Dreyfus S&P 500 Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .20 of 1% of value of Dreyfus S&P 500 Index Fund's average daily net assets. For the fiscal year ended October 31, 1995 and for the period November 1, 1995 through November 13, 1995 (termination date of the administration agreement), the administrative fees payable to Dreyfus by Dreyfus S&P 500 Index Fund amounted to $560,944 and $22,547, respectively.

     From January 3, 1995 to November 13, 1995, World Asset Management ("World") served as Dreyfus MidCap Index Fund's index fund manager; from February 24, 1994 to January 3, 1995, World Asset Management, Inc. ("WAM" Capital Management, Inc. ("Woodbridge" and together with World, the "prior index fund managers") served as Dreyfus MidCap Index Fund's index fund manager. Pursuant to prior index management agreements with the prior index fund managers, Dreyfus MidCap Index Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, the index management fees payable to the prior index fund managers amounted to $98,063; such amount, however, was reduced by $39,687. For the period November 1, 1995 through November 12, 1995, no index management fee was paid to the prior index fund managers.

     Prior to November 13, 1995, Dreyfus served as Dreyfus MidCap Index Fund's administrator pursuant to an administration agreement with the Fund and not as the Fund's investment adviser. As compensation for its administrative services, Dreyfus MidCap Index Fund agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, and for the period November 1, 1995 through November 12, 1995, the administrative fees payable to Dreyfus amounted to $294,190 and $0, respectively. No administrative fee was paid to Dreyfus for the fiscal year ended October 31, 1995, pursuant to an undertaking in effect.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services Plan."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents"), in respect of these services.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved at a meeting held on April 30, 1997. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan.

     For the fiscal year ended October 31, 1997, $2,251,053, $376,149, $14,487 and $8,412 was charged to Dreyfus S&P 500 Index Fund, Dreyfus MidCap Index Fund, Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund, respectively. Under prior shareholder services plans (the "Prior Plans") which were terminated as of December 31, 1996 with respect to Dreyfus S&P 500 Index Fund and as of June 30, 1997 with respect to Dreyfus MidCap Index Fund, $154,770 and $136,903 was charged to Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund for the period November 1, 1996 through the respective termination date of such plan. Pursuant to the Prior Plans, each such Fund reimbursed Dreyfus Service Corporation for certain allocated expenses of providing personal services relating to shareholder accounts.



                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent"), each Fund's transfer and dividend disbursing agent, to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

             144295                     144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services."

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. Each Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs), 401(K)
Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs, (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plan with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. With respect to Dreyfus International Stock Index Fund, assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates determined by Morgan Stanley Capital International (MSCI) in the calculation of their Europe, Australia and Far East (Free) Index. This officially quoted daily exchange rate may be determined by MSCI prior to or after the close of a particular foreign securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Funds. Management believes that each Fund qualified for the fiscal year ended October 31, 1997 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized capital gains to the extent its earnings are distributed to shareholders in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving futures contracts may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting position. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     If the International Stock Index Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income under Section 1291 of the Code and will be taxable to the Fund, or, for tax years beginning after December 31, 1997, under Section 1296 of the Code with respect to PFIC securities that are marked to market.

     Shareholder Taxation. Depending on the composition of a Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90 day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for dividend received deduction will not eligible for such shareholder's dividend received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on the investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                     PORTFOLIO TRANSACTIONS

     Dreyfus assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     Consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through Dreyfus or its affiliates, including Dreyfus Investment Services Corporation. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Dreyfus or its affiliates are reasonable and fair. To date, no brokerage commissions have been paid to Dreyfus or its affiliates.

     For its portfolio securities transactions for the fiscal years ended October 31, 1995, 1996 and 1997, Dreyfus S&P 500 Index Fund paid total brokerage commissions of $22,591, $67,672 and $56,269, respectively, and Dreyfus MidCap Index Fund paid total brokerage commissions of $58,043, $70,701 and $67,612, respectively; no brokerage commissions were paid to the Distributor or Dreyfus or its affiliates. For the period June 30, 1997 (commencement of operations) through October 31, 1997, Dreyfus International Stock Index Fund and Dreyfus Small Cap Stock Index Fund paid total brokerage commissions of $23 and $21,371, respectively; none of which was paid to the Distributor or Dreyfus or its affiliates There were no spreads or concessions on principal transactions in fiscal 1995, 1996 and 1997.

     Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund's portfolio turnover rates (exclusive of U.S. Government Securities and Short-term investments) for the fiscal year ended October 31, 1997 were 2.26% and 20.15%, respectively. Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's portfolio turnover rates (exclusive of U.S. Government Securities and Short-term investments) for the period from June 30, 1997 (commencement of operations) through October 31, 1997 were 10.59% and .16%, respectively.

                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Performance
Information."

     Dreyfus S&P 500 Index Fund's average annual total return for the 1, 5 and 7.83 year periods ended October 31, 1997 was 31.46%, 19.21% and 15.32%, respectively. Dreyfus MidCap Index Fund's average annual total return for the 1, 5 and 6.37 year periods ended October 31, 1997 was 32.02%, 18.10% and 17.44%, respectively. Dreyfus International Stock Index Fund's average annual total return for the period from June 30, 1997 (commencement of operations) through October 31, 1997 was -28.41%. Dreyfus Small Cap Stock Index Fund's average annual total return for the period from June 30, 1997 (commencement of operations) through October 31, 1997 was 32.67%. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     Dreyfus S&P 500 Index Fund's total return for the period January 2, 1990 (commencement of operations) to October 31, 1997 was 205.38%. Dreyfus MidCap Index Fund's total return for the period June 19, 1991 (commencement of operations) to October 31, 1997 was 178.51%. Dreyfus Small Cap Stock Index Fund and Dreyfus International Stock Index Fund's total return for the period June 30, 1997 (commencement of operations) to October 31, 1997 was 11.20% and -9.84%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     A Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. A Fund also may cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.

     From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analysis supporting such ratings.

                  INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accounts and the election of Board members from the separate voting requirements of the Rule.

     Each Fund will send annual and semi-annual financial statements to all its shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the period November 1, 1996 through June 30, 1997, Dreyfus S&P 500 Index Fund and Dreyfus MidCap Index Fund paid the Transfer Agent $71,550 and $16,315, respectively. Effective as of July 1, 1997, Dreyfus agreed to pay the Funds' transfer agency fees.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, One Boston Place, Boston, Massachusetts 02108, acts as the custodian of each Fund's investments. Under a custody agreement, the Custodian holds each Fund's portfolio securities and keeps all necessary accounts and records.
Effective as of July 1, 1997, Dreyfus agreed to pay the Funds' custody fees.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Company.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of Dreyfus MidCap Index Fund.

          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1997 are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                            APPENDIX

     Description of S&P A-1 Commercial Paper Ratings:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Ratings:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.